UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2004

YORK INTERNATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10863	13-3473472
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

631 South Richland Avenue, York, Pennsylvania		17403
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(717) 771-7890

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

York International Corporation (the "Company") has entered into an agreement, effective November 15, 2004, with Mr. Kam Leong, currently the Company's Vice President and President Asia Pacific in connection with his previously announced resignation from the Company on December 31, 2004. In consideration for Mr. Leong's agreement concerning noncompetition and nonsolicitation, the Company will pay him U.S. $752,100 in three installments during the period from January 2005 through June 2006. A copy of the agreement is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

10.1 Agreement between York International Corporation and Kam Leong, effective November 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORK INTERNATIONAL CORPORATION

November 15, 2004	By:	M. David Kornblatt

Name: M. David Kornblatt
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement between York International Corporation and Kam Leong, effective November 15, 2004